To Our Shareholders:

   The last nine months for the equity market have been difficult--particu-larly for stocks of high growth, small capitalization companies. The Russell 2000 Growth Index* had a negative return of -18.12%, from December 31, 1997 to September 30, 1998, while the Bjurman Micro-Cap Growth Fund had a negative return of -10.78%. The Fund's return since its inception of March 31, 1997 is +33.17% versus +3.31% for the Russell 2000 Growth Index. The one-year return for the Fund was -18.47% compared to -24.83% for the Russell 2000 Growth Index as of September 30, 1998.

   Fears of a slowdown in economic growth of the U.S. economy, caused by dete-riorating economies abroad, have created negative returns in the micro, small, and mid cap sectors of the market. In August alone, the domestic equity mar-kets suffered their worst one-month decline since the crash of 1987. Small capitalization, high growth stocks fared significantly worse than the market as a whole. Until August 1998, there had only been three previous single months where negative returns exceeded 14%. As unfortunate each of these pre-vious single months have been, what has followed has not been the "apocalypse" that most sources reported at these junctures. Markets have rallied back strongly for the 12 months following each of these three monthly instances and, historically, the small cap growth stocks have had strong recoveries. The average 12-month gain for the Russell 2000 Growth Index following these indi-vidual monthly returns was +46.36%.

   With price earnings multiples for the Fund in the high teens and long term growth rates in the high twenties, we believe that the market will, once again, begin to appreciate this opportunity.

   We thank you for your continued support and confidence in our organization.

Sincerely,


                                     /s/ O. Thomas Barry
                                     O. Thomas Barry, III, CFA, CIC
                                     Co-President and Portfolio Manager
/s/ G. Andrew Bjurman
G. Andrew Bjurman, CFA, CIC
Co-President and Portfolio Manager

* Unmanaged Index.

                            OUR MANAGEMENT APPROACH

   The Fund seeks capital appreciation through investments in common stocks of companies with market capitalizations typically between $30 million and $300 million at the time of investment. We employ a growth-oriented approach to eq-uity investment management and seek to outperform market averages over a com-plete market cycle by investing in companies we believe have above average earnings prospects.

   The Adviser's equity selection process seeks to identify undervalued compa-nies with superior earnings growth characteristics. Generally, the selection process starts by screening a universe of approximately 1,900 companies with market capitalizations ranging from $30 million up to $300 million, using five models which emphasize both growth and value attributes. The screening factors typically include (1) earnings growth, (2) earnings strength, (3) earnings re-vision, (4) price/earnings to growth ratio and (5) price to cash flow. The next step involves a top-down economic analysis designed to identify what we believe are the 10 to 15 most promising industries over the next 12 to 18 months.

   Stocks are ranked according to the above five criteria in an attempt to identify approximately 100 to 190 companies offering what we believe are the best growth prospects and selling at attractive prices. The highest-ranking stocks in the most promising industries are then subjected to additional fun-damental and technical research. Generally, we seek to identify profitable companies with capable management teams, above average reinvestment rates, strong industry positions, and productive research and development efforts. To ensure a well-diversified portfolio, commitments to any one issue or industry are generally limited to 5% and 15%, respectively, of the Fund's market value.

                                MARKET OUTLOOK

   We believe that the recent cuts in the Discount Rate and the Federal Funds Rate by the Federal Reserve are positive for the market as a whole and micro cap growth companies in particular. Liquidity in the economic system is a very significant ingredient for smaller, high growth companies as it allows them better access to financing their continued growth.

   We expect micro cap companies as a group to show profit growth surpassing that of large caps for the next 12 months versus the last 12 months.

   Micro cap stock prices have underperformed large cap stock prices during the past three years leaving them at the lower end of relative valuation lev-els.

   Generally, micro cap companies are less impacted by the strengthening dol-lar that negatively impacts the larger companies doing business overseas.

   The new capital gains tax reduction generally has a greater positive impact on tax returns to investors who get most of their returns from capital gains generated from faster growing small companies.

   We expect continued slow economic growth, low interest rates and moderate inflation to be conducive to positive returns for the fast growing micro cap sector.

   We believe that all of the above factors bode well for the outlook for the micro cap sector of the market.

                           HOW TO INVEST IN THE FUND

   The minimum initial investment is $5,000 for a regular account, and $2,000 for an IRA or SEP account. The minimum is $500 for subsequent investments.

   To purchase shares of the Fund or to receive a prospectus, call the Dis-tributor, FPS Broker Services Inc. at (800) 227-7264 or, the Fund is available through Charles Schwab & Co., Fidelity Investments, Jack White & Co., Waterhouse Securities Inc., Ameritrade, Accutrade Inc., E* Trade, and Bidwell & Co.

   Questions may be directed to the Adviser, George D. Bjurman & Associates at
(800) 553-6480.

   The Funds Daily Net Asset Value can be obtained by calling FPS Broker Serv-ices Inc. at (800) 227-7264 or on our web page at www.bjurmanfunds.com.

                               TOP 10 HOLDINGS*
                           AS OF SEPTEMBER 30, 1998

                                                      % of Total
                                                      Net Assets
                                                      ----------
             Stewart Information Services Corp.          4.0
             META Group, Inc.                            3.1
             InterVoice, Inc.                            2.9
             Xomed Surgical Products, Inc.               2.8
             Quantum Corp.                               2.8
             Advance Paradigm, Inc.                      2.7
             Intrav, Inc.                                2.7
             Boston Acoustics, Inc.                      2.6
             Monaco Coach Corp.                          2.6
             Hanger Orthopedic Group, Inc.               2.3

* The top ten holdings may not be representative of the Fund's future invest-ments.

Past performance is not indicative of future results. Share prices and returns will fluctuate and when redeemed, shares may be worth more or less than their original cost. There are typically special risks associated with investing in micro cap stocks as opposed to investing in large cap stocks, including the risk of higher volatility. These risks are more fully described in the pro-spectus. George D. Bjurman & Associates is the adviser for The Bjurman Funds.

To be proceeded or accompanied by a prospectus.

                                                                      DFU 11/98

BJURMAN MICRO-CAP GROWTH FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED)_________________SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

                                                                        MARKET
 SHARES                                                                  VALUE
 -------                                                               ---------
         COMMON STOCKS -- 94.57%
         BASIC MATERIALS -- 0.43%
   2,500 Bibb Co.*..................................................   $  30,938
                                                                       ---------
         COMMERCIAL/INDUSTRIAL SERVICES -- 3.77%
   6,500 International FiberCom, Inc.*..............................      46,109
   2,600 New Horizons Worldwide, Inc.*..............................      43,225
   6,200 Right Management Consultants, Inc.*........................      75,175
   3,400 SOS Staffing Services, Inc.*...............................      49,725
     500 URS Corp...................................................       8,969
   2,600 Waste Connections, Inc.*...................................      51,350
                                                                       ---------
                                                                         274,553
                                                                       ---------
         CONSUMER DURABLES -- 13.98%
   1,900 Beazer Homes USA, Inc.*....................................      39,188
   7,150 Boston Acoustics, Inc......................................     186,794
   5,000 Hovnanian Enterprises, Inc., Class A*......................      46,875
  25,500 Jan Bell Marketing, Inc.*..................................     165,750
   6,400 M.D.C. Holdings, Inc.......................................     118,000
   1,000 M/I Schottenstein Homes, Inc...............................      18,500
   7,375 Monaco Coach Corp.*........................................     186,218
   4,200 National R.V. Holdings, Inc.*..............................      88,200
   7,000 Racing Champions Corp.*....................................      77,437
   4,800 Winsloew Furniture, Inc.*..................................      91,200
                                                                       ---------
                                                                       1,018,162
                                                                       ---------
         CONSUMER NON-DURABLES -- 5.61%
   4,800 K-Swiss, Inc., Class A.....................................     111,600
  10,300 M & F Worldwide Corp.*.....................................     102,356
   9,300 Steven Madden, Ltd.*.......................................      58,706
   5,600 Tarrant Apparel Group*.....................................     135,800
                                                                       ---------
                                                                         408,462
                                                                       ---------
         CONSUMER SERVICES -- 6.75%
   1,700 American Disposal Services, Inc.*..........................      66,194
   3,500 Black Hawk Gaming & Development Co., Inc.*.................      34,125
   3,500 Gray Communications Systems, Inc...........................      99,094
  10,000 Intrav, Inc................................................     195,468
   2,000 J & J Snack Foods Corp.*...................................      37,000
   9,700 Main Street & Main, Inc.*..................................      36,375
   6,600 Roadhouse Grill, Inc.*.....................................      23,718
                                                                       ---------
                                                                         491,974
                                                                       ---------

                See accompanying notes to financial statements.

BJURMAN MICRO-CAP GROWTH FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED)--CONTINUED      SEPTEMBER 30, 1998
--------------------------------------------------------------------------------


                                                                        MARKET
 SHARES                                                                 VALUE
 ------                                                               ----------
        COMMON STOCKS -- CONTINUED
        ELECTRONIC TECHNOLOGY -- 29.47%
  5,000 Ardent Software, Inc.*.....................................   $   62,500
 11,900 Business Objects S.A.--ADR*^...............................      148,750
 12,300 Caere Corp.*...............................................      130,688
  7,700 Cognizant Technology Solutions Corp.*......................      119,350
  5,200 Cybex Computer Products Corp.*.............................      130,650
  2,350 Engineering Animation, Inc.*...............................      112,212
  6,000 H.T.E., Inc.*..............................................       73,500
  9,300 InterVoice, Inc.*..........................................      213,319
  7,000 Kellstrom Industries, Inc.*................................       97,125
  6,800 META Group, Inc.*..........................................      222,275
 13,000 Mobius Management Systems, Inc.*...........................       78,000
 12,814 Quantum Corp.*.............................................      203,428
 10,900 Secure Computing Corp.*....................................      106,956
  6,600 SPR, Inc.*.................................................      151,800
  3,200 Symix Systems, Inc.*.......................................       58,400
  1,000 TSI International Software, Ltd.*..........................       34,625
 21,000 Telular Corp.*.............................................       20,342
  5,500 THINK New Ideas, Inc.*.....................................       35,063
  9,900 TranSwitch Corp.*..........................................      147,881
                                                                      ----------
                                                                       2,146,864
                                                                      ----------
        FINANCE -- 8.22%
  3,750 Interstate/Johnson Lane, Inc...............................      108,750
  4,600 Leasing Solutions, Inc.*...................................      125,925
  5,000 Stewart Information Services Corp..........................      288,125
  2,200 Tompkins County Trustco, Inc...............................       75,900
                                                                      ----------
                                                                         598,700
                                                                      ----------
        HEALTH CARE -- 15.34%
  6,600 Advance Paradigm, Inc.*....................................      199,650
 14,900 Copley Pharmaceutical, Inc.*...............................      149,000
  6,900 D & K Healthcare Resources, Inc.*..........................      124,200
  9,000 Hanger Orthopedic Group, Inc.*.............................      167,625
 23,100 Healthdyne Information Enterprises, Inc.*..................       66,413
  4,400 Kendle International, Inc.*................................      144,100
  5,000 Moore Medical Corp.*.......................................       61,250
  5,000 Xomed Surgical Products, Inc.*.............................      205,625
                                                                      ----------
                                                                       1,117,863
                                                                      ----------

                See accompanying notes to financial statements.

BJURMAN MICRO-CAP GROWTH FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED)--CONTINUED      SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

                                                                        MARKET
  SHARES                                                                VALUE
 ---------                                                            ----------
           COMMON STOCKS -- CONTINUED
           PRODUCER MANUFACTURING -- 3.41%
    7,000  Essef Corp.*............................................   $  122,500
   14,400  Mobile Mini, Inc.*......................................      126,000
                                                                      ----------
                                                                         248,500
                                                                      ----------
           RETAIL TRADE -- 5.82%
    9,300  Chico's Fas, Inc.*......................................      149,963
    6,500  Jos. A. Bank Clothiers, Inc.*...........................       49,765
    1,000  Rush Enterprises, Inc.*.................................       10,250
    5,000  The Children's Place Retail Stores, Inc.*...............       50,000
    9,000  Trans World Entertainment Corp.*........................      164,250
                                                                      ----------
                                                                         424,228
                                                                      ----------
           UTILITIES -- 1.77%
    5,650  Cellular Communications of Puerto Rico*.................       65,681
    5,650  CoreComm, Ltd.*.........................................       61,444
   21,500  PhoneTel Technologies, Inc.*............................        2,015
                                                                      ----------
                                                                         129,140
                                                                      ----------
           TOTAL COMMON STOCKS
           (Cost $6,778,468).......................................    6,889,384
                                                                      ----------
 PRINCIPAL
  AMOUNT
 ---------
           SHORT TERM INVESTMENTS -- 1.89%
 $137,537  The Bank of New York Cash Reserve, 4.50%................      137,537
                                                                      ----------
           TOTAL SHORT TERM INVESTMENTS
           (Cost $137,537).........................................      137,537
                                                                      ----------
           TOTAL INVESTMENTS (COST $6,916,005**) -- 96.46%.........    7,026,921
           OTHER ASSETS, LESS OTHER LIABILITIES -- 3.54%...........      258,252
                                                                      ----------
           NET ASSETS -- 100.00%...................................   $7,285,173
                                                                      ==========

 * Non-income producing security
** Cost for Federal income tax purposes is $6,916,005 and net unrealized appre-ciation consists of:

      Gross unrealized appreciation.................................. $ 862,742
      Gross unrealized depreciation..................................  (751,826)
                                                                      ---------
       Net unrealized appreciation................................... $ 110,916
                                                                      =========

ADR: American Depository Receipt
                See accompanying notes to financial statements.

BJURMAN MICRO-CAP GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)               SEPTEMBER 30, 1998
--------------------------------------------------------------------------------


ASSETS:
 Investment in securities at value (Cost $6,916,005) (Note 2)..... $ 7,026,921
 Receivables:
  Investment securities sold......................................     662,882
  Capital shares sold.............................................       8,080
  Dividends and interest receivable...............................       1,440
  Due from Adviser................................................      23,852
 Deferred unamortized organization costs (Note 2).................      64,359
 Other assets.....................................................         599
                                                                   -----------
    TOTAL ASSETS..................................................   7,788,133
                                                                   -----------

LIABILITIES:
 Payables:
  Investment securities purchased.................................     451,974
  Accrued expenses................................................      49,581
  Accrued distribution fee (Note 4)...............................       1,405
                                                                   -----------
    TOTAL LIABILITIES.............................................     502,960
                                                                   -----------

NET ASSETS:
 Applicable to 455,880 shares; unlimited number of shares of beneficial interest authorized with no par value................ $ 7,285,173
                                                                   ===========
 Net asset value, offering and redemption price ($7,285,173 /
  455,880 shares)................................................. $     15.98
                                                                   ===========

NET ASSETS CONSIST OF:
 Paid-in capital.................................................. $ 8,327,601
 Accumulated net investment loss..................................     (88,950)
 Accumulated net realized loss on investments.....................  (1,064,394)
 Net unrealized appreciation on investments.......................     110,916
                                                                   -----------
    NET ASSETS.................................................... $ 7,285,173
                                                                   ===========

                See accompanying notes to financial statements.

BJURMAN MICRO-CAP GROWTH FUND
STATEMENT OF OPERATIONS (UNAUDITED)  FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME:
 Dividends......................................................... $     5,902
 Interest..........................................................       3,213
                                                                    -----------
  TOTAL INVESTMENT INCOME..........................................       9,115
                                                                    -----------

EXPENSES:
 Investment advisory fees (Note 4).................................      37,377
 Administration fees...............................................      32,610
 Transfer agent fees...............................................      17,848
 Legal fees........................................................      12,534
 Accounting fees...................................................      12,032
 Custody fees......................................................      11,894
 Registration fees.................................................       9,876
 Distribution fees (Note 4)........................................       9,344
 Amortization of organization costs (Note 2).......................       9,216
 Audit fees........................................................       7,791
 Trustees fees.....................................................       6,769
 Printing fees.....................................................       4,011
 Miscellaneous fees................................................       1,755
 Insurance fees....................................................         472
                                                                    -----------
  TOTAL EXPENSES...................................................     173,529
   Expenses waived and reimbursed by Adviser (Note 4)..............    (106,252)
                                                                    -----------
  NET EXPENSES.....................................................      67,277
                                                                    -----------
NET INVESTMENT LOSS................................................     (58,162)
                                                                    -----------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
 Net realized loss on investments..................................    (770,906)
 Net change in unrealized appreciation (depreciation) on
  investments......................................................  (1,085,334)
                                                                    -----------
 Net realized and unrealized loss on investments...................  (1,856,240)
                                                                    -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS............... $(1,914,402)
                                                                    ===========

                See accompanying notes to financial statements.

BJURMAN MICRO-CAP GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                   FOR THE
                                               SIX MONTHS ENDED   FOR THE YEAR
                                              SEPTEMBER 30, 1998     ENDED
                                                 (UNAUDITED)     MARCH 31, 1998
                                              ------------------ --------------
OPERATIONS:
 Net investment loss.........................    $   (58,162)      $  (30,788)
 Net realized loss on investments............       (770,906)        (293,488)
 Net change in unrealized appreciation
  (depreciation) on investments..............     (1,085,334)       1,196,250
                                                 -----------       ----------
 Net increase (decrease) in net assets
  resulting from operations..................     (1,914,402)         871,974
                                                 -----------       ----------

CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares sold...................      3,760,333        6,041,357
 Cost of shares redeemed.....................     (1,067,406)        (506,683)
                                                 -----------       ----------
 Increase in net assets derived from capital
  share transactions (a).....................      2,692,927        5,534,674
                                                 -----------       ----------
  TOTAL INCREASE IN NET ASSETS...............        778,525        6,406,648
                                                 -----------       ----------

NET ASSETS:
 Beginning of period.........................      6,506,648          100,000
                                                 -----------       ----------
 End of period (including undistributed net
  investment loss of $88,950 and $30,788,
  respectively)..............................    $ 7,285,173       $6,506,648
                                                 ===========       ==========

 (a) Transactions in capital stock were:
  Shares sold................................        195,005          338,203
  Shares redeemed............................        (57,835)         (27,826)
                                                 -----------       ----------
 Increase in shares outstanding..............        137,170          310,377
                                                 ===========       ==========

                See accompanying notes to financial statements.

BJURMAN MICRO-CAP GROWTH FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The table below sets forth financial data for one share of capital stock out-standing throughout each period presented.

                                               FOR THE SIX MONTHS
                                                     ENDED         FOR THE YEAR
                                               SEPTEMBER 30, 1998     ENDED
                                                  (UNAUDITED)     MARCH 31, 1998
                                               ------------------ --------------
NET ASSET VALUE, BEGINNING OF PERIOD.........       $ 20.42          $ 12.00/1/
                                                    -------          -------
 Income from investment operations:
  Net investment loss........................         (0.10)           (0.10)
  Net realized and unrealized gain (loss) on
   investments...............................         (4.34)            8.52
                                                    -------          -------
     Total from investment operations........         (4.44)            8.42
                                                    -------          -------
NET ASSET VALUE, END OF PERIOD...............       $ 15.98          $ 20.42
                                                    =======          =======

TOTAL RETURN.................................        (21.74%)          70.17%

RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in 000s).........       $ 7,285          $ 6,507
 Ratio of expenses to average net assets:
  Before expense reimbursement...............          4.65%/2/        13.35%
  After expense reimbursement................          1.80%/2/         1.80%
 Ratio of net investment income (loss) to
  average net assets:
  Before expense reimbursement...............         (4.40%)/2/      (12.96%)
  After expense reimbursement................         (1.55%)/2/       (1.41%)
 Portfolio turnover rate.....................        104.61%          110.39%

/1/  Commencement of operations was 3/31/97.
/2/  Annualized.

                See accompanying notes to financial statements.

BJURMAN MICRO-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)                    SEPTEMBER 30, 1998
-------------------------------------------------------------------------------


NOTE 1 -- SUMMARY OF ORGANIZATION

The Bjurman Funds (the "Trust") is organized as a Delaware business trust pur-suant to a Trust Agreement dated September 26, 1996. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end, diversi-fied management investment company. The Trust is organized to offer separate series of shares and is currently offering a single series of shares called Bjurman Micro-Cap Growth Fund (the "Fund"). The Fund seeks capital apprecia-tion through investments in common stocks of smaller companies with market capitalizations between $30 million and $300 million at the time of invest-ment.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATION. Investments in securities traded on a national securi-ties exchange are valued at the last reported sales price. Unlisted securi-ties, securities sold over-the-counter, or listed securities in which there were no sales, are valued at the mean of the closing bid and ask prices. When market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith under procedures established by, and under the supervision of, the Board of Trustees. Short-term obliga-tions having a maturity of 60 days or less are valued at amortized cost, which the Board of Trustees believes represents fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Security transactions are accounted for on the date the securities are purchased or sold (trade date). Cost is determined and gains and losses are based on the identified cost basis for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily.

C. ORGANIZATION COSTS. Organization costs are being amortized on a straight line basis over five years from commencement of operations.

D. FEDERAL INCOME TAXES. It is the policy of the Fund to comply with all re-quirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

E. DISTRIBUTIONS TO SHAREHOLDERS. It is the Fund's intention to distribute substantially all of its net investment income in December, and capital gains, if any, annually. Distributions to shareholders are recorded on the ex-divi-dend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted account-ing principles.

F. USE OF ESTIMATES. In preparing financial statements in conformity with gen-erally accepted accounting principles, management makes estimates and assump-tions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3 -- PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities, other than short-term investments, totaled $9,696,482 and $7,478,460 respectively, for the six months ended September 30, 1998.

BJURMAN MICRO-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- CONTINUED       SEPTEMBER 30, 1998
-------------------------------------------------------------------------------


NOTE 4 -- INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

George D. Bjurman & Associates (the "Adviser"), a registered investment advis-er, provides the Fund with investment management services. For providing in-vestment advisory services, the Fund pays the Adviser a monthly fee which is calculated by applying an annual rate of 1.00% to the average daily net assets of the Fund. The Adviser has voluntarily agreed to waive its fees to the ex-tent total annualized fund operating expenses, inclusive of distribution ex-penses, exceed 1.80% of the Fund's average daily net assets. For the six months ended September 30, 1998, advisory fees of $37,377 were waived by the Adviser and the Adviser reimbursed the Fund $68,875. Any fee withheld or vol-untarily reduced and any Fund expense absorbed by the Adviser voluntarily or pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Adviser, if so requested by the Adviser and approved by the Trust's Board of Trustees, in the first, second, or third fiscal year next succeeding the fis-cal year of the withholding, reduction, absorption if the aggregate amount paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) do not exceed the applicable limitation on Fund expenses. Such reimbursement may be paid prior to the Fund's payment of current expenses if so requested by the Adviser even if such practice may re-quire the Adviser to waive, reduce, or absorb current Fund expenses. A pro-posed amendment to the Fund's Investment Advisory Agreement, expected to be approved by the Board of Trustees, would change this recapture practice in two ways: (1) current expenses and fees must be paid before those previously reim-bursed expenses or waived fees may be recouped and (2) the recapture period has been initially extended to five years and four years, respectively, during the initial sixth year and seventh year of the Fund's operations and thereaf-ter, the recapture period will be three years.

The Fund has adopted a Distribution Plan (the "Plan"), pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, which permits the Fund to pay certain expenses associated with the distribution of its shares. The Plan provides that the Fund will reimburse FPS Broker Services, Inc. (the "Distributor"), the Fund's sole underwriter and distributor, for actual dis-tribution and shareholder servicing expenses incurred by the Distributor not exceeding, on an annual basis, 0.25% of the Fund's average daily net assets. For the six months ended September 30, 1998, the Fund reimbursed the Distribu-tor $9,344 for distribution costs incurred. Certain officers and trustees of the Fund are affiliated persons of the Adviser. All officers serve without di-rect compensation from the Fund.

                         [LOGO OF FIRST DATA-BJURMAN]


 The financial information included in this report has been taken from the books and records of the Fund without examination by the Fund's indepen-dent accountants, who express no opinion thereon. This report is submitted for general information of the shareholder of the Fund. It is not autho-rized for distribution to prospective investors in the Fund unless pre-ceded or accompanied by an effective Prospectus which includes details re-garding the Fund's objective, policies, expenses and other information.

                                                SEMI-ANNUAL REPORT
BOARD OF TRUSTEES
 G. Andrew Bjurman
 O. Thomas Barry, III
 Donald W. Hudson, Jr.
 Joseph E. Maiolo
 William Wallace

OFFICERS
 G. Andrew Bjurman, Co-President
 O. Thomas Barry, III, Co-President

INVESTMENT ADVISER
 George D. Bjurman & Associates
 10100 Santa Monica Boulevard, Suite 1200
 Los Angeles, California 90067

UNDERWRITER
 FPS Broker Services, Inc.
 3200 Horizon Drive, P.O. Box 61503
 King of Prussia, Pennsylvania 19406

SHAREHOLDER SERVICES
 First Data Investor Services Group, Inc.
 3200 Horizon Drive, P.O. Box 61503
 King of Prussia, Pennsylvania 19406

CUSTODIAN
 The Bank of New York
 48 Wall Street
 New York, New York 10286

LEGAL COUNSEL
 Paul, Hastings, Janofsky & Walker LLP
 345 California Street
 San Francisco, California 94104

INDEPENDENT AUDITOR
 Deloitte & Touche LLP
 1000 Wilshire Boulevard
 Los Angeles, California 90017

For Additional Information about Bjurman Micro-Cap Growth Fund call:

                                 (800) 227-7264
                                 (610) 239-4600
                              WWW.BJURMANFUNDS.COM

This report is submitted
for general information
of the shareholders of
the Fund. It is not au-
thorized for distribution
to prospective investors
in the Fund unless pre-
ceded or accompanied by
an effective Prospectus
which includes details
regarding the Fund's ob-
jective, policies, ex-
penses and other informa-
tion. For more informa-
tion regarding the Fund,
including charges and ex-
penses, call 1-800-227-
7264 to receive a free
prospectus. Please read
it carefully before you
invest or send money.



                         Bjurman Micro-Cap Growth Fund


                                  SEPTEMBER 30
                                --------------
                                      1998